As filed with the Securities and Exchange Commission on September 12, 1997

                     SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C.  20549

                                  FORM 8-A

              FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                  PURSUANT TO SECTION 12(b) OR 12(g) OF THE
                       SECURITIES EXCHANGE ACT OF 1934


                           EQUALITY BANCORP, INC.
           (Exact Name of Registrant as Specified in its Charter)

              Delaware                               43-1785126
(State of Incorporation or Organization)  (IRS Employer Identification Number)


                9920 Watson Road, St. Louis, Missouri, 63126
        (Address of principal executive offices, including zip code)


   If this Form relates to the registration of a class of securities pursuant to Section 12(b) of the Exchange Act and is effective upon filing pursuant to General Instruction A.(c), check the following box.

   If this Form relates to the registration of a class of securities pursuant to Section 12(g) of the Exchange Act and is effective pursuant to General Instruction A.(d), check the following box. X


    SECURITIES ACT REGISTRATION STATEMENT FILE NUMBER TO WHICH THIS FORM
   RELATES:

                         Registration No. 333-30469

    SECURITIES TO BE REGISTERED PURSUANT TO SECTION 12(B) OF THE EXCHANGE
                                    ACT:

                                    None

    SECURITIES TO BE REGISTERED PURSUANT TO SECTION 12(G) OF THE EXCHANGE
                                    ACT:

                  Common Stock, $0.01 par value per share
                              (Title of Class)





               INFORMATION REQUIRED IN REGISTRATION STATEMENT


   ITEM 1.  DESCRIPTION OF REGISTRANT'S SECURITIES TO BE REGISTERED

        The description of the Registrant's Common Stock, $0.01 par value per share, is incorporated herein by reference to the descriptions contained under the captions "COMPARISON OF STOCKHOLDERS' RIGHTS" and "DESCRIPTION OF CAPITAL STOCK" in the Prospectus forming a part of the Registrant's Registration Statement on Form S-1, as amended, as originally filed with the Securities and Exchange Commission on June 30,1997, Registration No. 333-30469.

   ITEM 2.  EXHIBITS

        1    Specimen Stock Certificate of Equality Bancorp, Inc.
             (incorporated herein by reference to Exhibit 4.1 to the Registrant's Registration Statement on Form S-1, as amended, as originally filed with the Securities and Exchange
             Commission on June 30, 1997, Registration No. 333-30469).

        2 Certificate of Incorporation of Equality Bancorp, Inc. (incorporated herein by reference to Exhibit 3.1 to the Registrant's Registration Statement on Form S-1, as amended, as originally filed with the Securities and Exchange Commission on June 30, 1997, Registration No. 333-30469).

        3 Bylaws of Equality Bancorp, Inc. (incorporated herein by reference to Exhibit 3.2 to the Registrant's Registration Statement on Form S-1, as amended, as originally filed with the Securities and Exchange Commission on June 30, 1997, Registration No. 333-30469).





















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                                  SIGNATURE

   Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the Registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized, in the City of St. Louis, State of Missouri, on September 12, 1997.

                                      EQUALITY BANCORP, INC.
                                           (Registrant)

                                      By:  /s/ Richard C. Fellhauer
                                         -------------------------------
                                           Richard C. Fellhauer
                                           President and Chief Executive
                                           Officer









































                                EXHIBIT INDEX


        EXHIBIT
        NUMBER                   DESCRIPTION
        -------                  -----------

           1 Specimen Common Stock Certificate of Equality Bancorp, Inc. (incorporated herein by reference to Exhibit 4.1 to the Registrant's Registration Statement on Form S-1, as amended, as originally filed with the Securities and Exchange Commission on June 30,1997, Registration No. 333-30469).

           2 Certificate of Incorporation of Equality Bancorp, Inc. (incorporated herein by reference to Exhibit 3.1 to the Registrant's Registration Statement on Form S-1, as amended, as originally filed with the Securities and Exchange Commission on June 30, 1997, Registration No. 333-30469).

           3 Bylaws of Equality Bancorp, Inc. (incorporated herein by reference to Exhibit 3.2 to the Registrant's Registration Statement on Form S-1, as amended, as originally filed with the Securities and Exchange Commission on June 30, 1997, Registration No. 333-30469).


























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